UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 31, 2006

Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin	54304
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 1.01. Entry Into a Material Definitive Agreement.

2006 Board Fees

On January 25, 2006, the Board of Directors of Associated Banc-Corp (the "Company"), upon the recommendation of the Compensation and Benefits Committee of the Board of Directors, approved the 2006 Board of Directors fees. Beginning in January 2006, the annual retainer is $25,000, and the meeting fee is $1,500 for each board meeting attended. The directors serving on the Company's Audit Committee of the Board of Directors will receive fees of $1,500 per meeting attended, and the Audit Committee chairman will receive an additional annual retainer of $7,500. The non-employee directors serving on the Compensation and Benefits Committee, the Corporate Governance Committee, and the Corporate Development Committee will continue to receive $1,000 for each committee meeting attended, with an additional annual retainer of $5,000 to each committee's chairman. The Chairman of the Board will continue to receive an additional $100,000 annual retainer. The common stock contribution to the Associated Banc-Corp Director's Deferred Compensation Plan will be $40,000 of the Company's common stock for each non-employee director for 2006.

2006 Executive Officer Compensation

In addition to establishing the 2006 Board of Directors fees, on January 25, 2006, the Board of Directors set the compensation terms for the Company's executive officers. As of February 20, 2006, the following are the annual base salaries, target bonuses, and shares of restricted stock granted to the Company's named executive officers to be included in the Company's proxy statement for the 2006 Annual Meeting of Shareholders and those expected to be among the four most highly compensated executive officers of the Company in 2006 (as defined in Item 402(a)(3) of Regulation S-K):

Named Executive Officer	Base Salary	Target Bonus	Restricted Stock
Paul S. Beideman President and CEO	$800,000	100%	12,100
Gordon J. Weber Executive Vice President; Director, Corporate Banking	380,600	50%	5,500
Mark J. McMullen Executive Vice President; Director, Wealth Management	341,700	50%	5,500
Donald E. Peters* Executive Vice President; Director, Systems and Operations	309,100	40%	0
Joseph B. Selner Executive Vice President; Chief Financial Officer	332,600	50%	6,600
David A. Baumgarten** Executive Vice President, Regional Banking	320,000	50%	5,700

*  Mr. Peters will retire from the Company effective February 3, 2006.
** Mr. Baumgarten was elected an executive officer of the Company on November 15, 2005.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2006, Harry B. Conlon informed the Board of Directors of Associated Banc-Corp of his intention to not stand for re-election to the Board of Directors effective at the Annual Meeting of Shareholders to be held on April 26, 2006. His term will end at that meeting. Associated Banc-Corp is placing on file as Exhibit 99.1 a copy of the Company's news release relating to the retirement.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following exhibits are being filed herewith:

          (99.1) News Release of Associated Banc-Corp dated January 31, 2006, related to retirement of Harry B. Conlon

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)
Date January 31, 2006	By /s/ Brian R. Bodager
(Signature)* Brian R. Bodager Chief Administrative Officer, General Counsel & Corporate Secretary

* Print name and title of the signing officer under his signature.

ASSOCIATED BANC-CORP

Exhibit Index to Current Report on Form 8-K

Exhibit Number
(99.1)	News Release of Associated Banc-Corp dated January 31, 2006, related to retirement of Harry B. Conlon